STATEMENT OF OPERATIONS (UNAUDITED) (USD $)	12 Months Ended		48 Months Ended
	Apr. 30, 2013	Apr. 30, 2012	Apr. 30, 2013
Statement Of Operations
Revenues:	$ 0		$ 0
Costs and Expenses:
Rent	3,000	5,700	25,500
Consulting Fees			9,670
Professional Fees	29,723	25,375	85,098
Other General and Administrative Expenses	6,122	1,977	12,573
Total Costs and Expenses	38,845	33,052	132,841
Loss from Operations	(38,845)	(33,052)	(132,841)
Other Income (Expense):
Extinguishment of Debt		(52,894)	(52,894)
Interest Expense	(3,257)	(1,598)	(6,706)
Total Other Income (Expense)	(3,257)	51,296	46,188
Net Income (Loss)	$ (42,102)	$ 18,244	$ (86,653)
Basic and Diluted Loss Per Share	$ (0.01)	$ 0.00
Weighted Average Common Shares Outstanding	4,500,000	4,500,000